As filed with the Securities and Exchange Commission on May 1, 2015

Registration No. 333- 195880

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective

Amendment No. 3

to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

APPROACH RESOURCES INC.*

(Exact name of registrant as specified in its charter)

Delaware	51-0424817
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

One Ridgmar Centre

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

(817) 989-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Sergei Krylov	J. Curtis Henderson
Executive Vice President and Chief Financial Officer Approach Resources Inc. One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas 76116 (817) 989-9000	Chief Administrative Officer Approach Resources Inc. One Ridgmar Centre 6500 West Freeway, Suite 800 Fort Worth, Texas 76116 (817) 989-9000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Wesley P. Williams

Jessica W. Hammons

Thompson & Knight LLP

One Arts Plaza

1722 Routh Street, Suite 1500

Dallas, Texas 75201-2533

(214) 969-1700

Approximate date of commencement of proposed sale to the public: From time-to-time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(4)
Common Stock, $0.01 par value per share
Preferred Stock, $0.01 par value per share
Depositary Shares(5)
Warrants
Rights
Debt Securities
Guarantee of Debt Securities(6)
Total	$500,000,000(3)	$58,100(7)

(1)	Any securities registered hereunder may be sold separately or as units with the other securities registered hereunder.
(2)	There is to be registered hereunder such indeterminate number or amount of securities of each identified class as may from time-to-time be issued by the registrant at indeterminate prices and as may be issuable upon conversion, redemption, exchange, exercise or settlement of any securities registered hereunder, including under any applicable anti-dilution provisions. In no event will the aggregate initial offering price of all securities being issued from time to time pursuant to this registration statement exceed $500,000,000.
(3)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o).
(4)	Calculated in accordance with Rule 457(o) of the Securities Act.
(5)	Each depositary share will be issued under a depository agreement and will be evidenced by a depositary receipt. If Approach Resources Inc. elects to offer fractional interests in shares of preferred stock to the public, depositary receipts will be distributed to the investors purchasing the fractional interests, and the shares will be issued to the depositary under the depositary agreement.

(6)	Subsidiaries of Approach Resources Inc. named as co-registrants may fully, irrevocably and unconditionally guarantee on an unsecured basis the non-convertible debt securities of Approach Resources Inc. No additional consideration will be received for the guarantees and in accordance with Rule 457(n) of the Securities Act, no additional fee is required.
(7)	The registration fee was previously paid.

*ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS

Each of the following subsidiaries and each other subsidiary of Approach Resources Inc. that becomes a guarantor of certain of the securities registered hereby, is hereby deemed to be a registrant.

Exact Name as Specified in their Charters	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Approach Resources I, LP	Texas	20-0415316
Approach Oil & Gas Inc.	Delaware	20-1997957
Approach Operating, LLC	Delaware	54-2131981
Approach Delaware, LLC	Delaware	20-0507483
Approach Services, LLC	Delaware	—
Approach Midstream Holdings LLC	Delaware	45-5634122

EXPLANATORY NOTE

This is a post-effective amendment (this “Amendment”) to the registration statement on Form S-3 (File No. 333-195880) of Approach Resources Inc. (the “Registration Statement”). This Amendment is an exhibits-only filing to file updated Exhibits 23.1 and 23.3 with the Registration Statement. Accordingly, this Amendment consists only of a facing page, this explanatory note, Item 16 of Part II of the Registration Statement, the signature pages to this Amendment, the exhibit index and the exhibits filed herewith. This filing does not modify any provision of the Registration Statement except as specifically noted herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.Exhibits

(a) Exhibits

The following documents are filed as exhibits to this registration statement:

Exhibit Number	Exhibit Title

1.1**	Form of Underwriting Agreement.

4.1	Specimen Stock Certificate (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1/A filed October 18, 2007 (File No. 333-144512), and incorporated herein by reference).

4.2	Senior Indenture, dated as of June 11, 2013, among Approach Resources Inc., as issuer, the subsidiary guarantors named therein, as guarantors, and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed June 11, 2013, and incorporated herein by reference).

4.3	First Supplemental Indenture, dated as of June 11, 2013, among Approach Resources Inc., as issuer, the subsidiary guarantors named therein, as guarantors, and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed June 11, 2013, and incorporated herein by reference).

4.4	Form of Subordinated Indenture (filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-3 filed on May 18, 2011 (File No. 333-174318), and incorporated herein by reference).

4.5**	Form of Warrant Agreement.

4.6**	Form of Depositary Agreement.

4.7	Registration Rights Agreement dated as of November 14, 2007, among Approach Resources Inc. and the investors identified therein (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed December 3, 2007, and incorporated herein by reference).

5.1***	Opinion of Thompson & Knight LLP as to the legality of the securities being registered.

12.1***	Statement of Computation of Ratios of Earnings to Fixed Charges.

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm.

23.2	Consent of Thompson & Knight LLP (contained in Exhibit 5.1 hereto).

23.3*	Consent of DeGolyer and MacNaughton, independent petroleum engineering consulting firm.

24.1	Power of Attorney (included on the signature page to the Registration Statement).

25.1***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association to act as trustee under the Indentures.

*	Filed herewith.
**	To be filed by amendment, as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Exchange Act and incorporated herein by reference or in a post-effective amendment to this registration statement.
***	Previously filed as an exhibit to the Registration Statement.

(b) Financial statement schedules

No financial statement schedules are included herein. All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions, are inapplicable, or the information is in the consolidated financial statements, and have therefore been omitted.

(c) Reports, opinions and appraisals

The following reports, opinions and appraisals are included herein: None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on May 1, 2015.

APPROACH RESOURCES INC.

By:	/s/ J. Ross Craft
J. Ross Craft
Chairman of the Board of Directors, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Ross Craft J. Ross Craft	Chairman of the Board of Directors, President, Chief Executive Officer and Director (Principal Executive Officer)	May 1, 2015

/s/ Sergei Krylov Sergei Krylov	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	May 1, 2015

/s/ Uma L. Datla Uma L. Datla	Chief Accounting Officer (Principal Accounting Officer)	May 1, 2015

* Vean J. Gregg III	Lead Independent Director and Director	May 1, 2015

* Alan D. Bell	Director	May 1, 2015

* James H. Brandi	Director	May 1, 2015

* James C. Crain	Director	May 1, 2015

* Bryan H. Lawrence	Director	May 1, 2015

* Sheldon B. Lubar	Director	May 1, 2015

* Christopher J. Whyte	Director	May 1, 2015

*By:	/s/ J. Ross Craft
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, May 1, 2015.

APPROACH RESOURCES I, LP

By:	Approach Operating, LLC, its sole general partner

By:	/s/ J. Ross Craft
J. Ross Craft
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Ross Craft J. Ross Craft	President and Chief Executive Officer* (Principal Executive Officer)	May 1, 2015

/s/ Sergei Krylov Sergei Krylov	Executive Vice President and Chief Financial Officer** (Principal Financial Officer)	May 1, 2015

/s/ Uma L. Datla Uma L. Datla	Chief Accounting Officer*** (Principal Accounting Officer)	May 1, 2015

*	J. Ross Craft serves as the President and Chief Executive Officer of Approach Operating, LLC, which is the sole general partner of Approach Resources I, LP.
**	Sergei Krylov serves as the Executive Vice President and Chief Financial Officer of Approach Operating, LLC, which is the sole general partner of Approach Resources I, LP.
***	Uma L. Datla serves as the Chief Accounting Officer of Approach Operating, LLC, which is the sole general partner of Approach Resources I, LP.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on May 1, 2015.

APPROACH OIL & GAS INC.

By:	/s/ J. Ross Craft
J. Ross Craft
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Ross Craft J. Ross Craft	President, Chief Executive Officer and Director (Principal Executive Officer)	May 1, 2015

/s/ Sergei Krylov Sergei Krylov	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	May 1, 2015

/s/ Uma L. Datla Uma L. Datla	Chief Accounting Officer (Principal Accounting Officer)	May 1, 2015

/s/ J. Curtis Henderson J. Curtis Henderson	Director	May 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Worth, State of Texas, on May 1, 2015.

APPROACH OPERATING, LLC APPROACH DELAWARE, LLC APPROACH SERVICES, LLC APPROACH MIDSTREAM HOLDINGS LLC

By:	/s/ J. Ross Craft
J. Ross Craft
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ J. Ross Craft J. Ross Craft	President, Chief Executive Officer* (Principal Executive Officer)	May 1, 2015

/s/ Sergei Krylov Sergei Krylov	Executive Vice President, Chief Financial Officer** (Principal Financial Officer)	May 1, 2015

/s/ Uma L. Datla Uma L. Datla	Chief Accounting Officer*** (Principal Accounting Officer)	May 1, 2015

*	J. Ross Craft serves as the President and Chief Executive Officer of Approach Operating, LLC, Approach Delaware, LLC, Approach Services, LLC and Approach Midstream Holdings LLC.
**	Sergei Krylov serves as the Executive Vice President and Chief Financial Officer of Approach Operating, LLC, Approach Delaware, LLC, Approach Services, LLC and Approach Midstream Holdings LLC.
***	Uma L. Datla serves as the Chief Accounting Officer of Approach Operating, LLC, Approach Delaware, LLC, Approach Services, LLC and Approach Midstream Holdings LLC.

Exhibit Number	Exhibit Title

1.1**	Form of Underwriting Agreement.

4.1	Specimen Stock Certificate (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-1/A filed October 18, 2007 (File No. 333-144512), and incorporated herein by reference).

4.2	Senior Indenture, dated as of June 11, 2013, among Approach Resources Inc., as issuer, the subsidiary guarantors named therein, as guarantors, and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed June 11, 2013, and incorporated herein by reference).

4.3	First Supplemental Indenture, dated as of June 11, 2013, among Approach Resources Inc., as issuer, the subsidiary guarantors named therein, as guarantors, and Wells Fargo Bank, National Association, as trustee (filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed June 11, 2013, and incorporated herein by reference).

4.4	Form of Subordinated Indenture (filed as Exhibit 4.3 to the Company’s Registration Statement on Form S-3 filed on May 18, 2011 (File No. 333-174318), and incorporated herein by reference).

4.5**	Form of Warrant Agreement.

4.6**	Form of Depositary Agreement.

4.7	Registration Rights Agreement dated as of November 14, 2007, among Approach Resources Inc. and the investors identified therein (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K/A filed December 3, 2007, and incorporated herein by reference).

5.1***	Opinion of Thompson & Knight LLP as to the legality of the securities being registered.

12.1***	Statement of Computation of Ratios of Earnings to Fixed Charges.

23.1*	Consent of Hein & Associates LLP, independent registered public accounting firm.

23.2	Consent of Thompson & Knight LLP (contained in Exhibit 5.1 hereto).

23.3*	Consent of DeGolyer and MacNaughton, independent petroleum engineering consulting firm.

24.1	Power of Attorney (included on the signature page to the Registration Statement).

25.1***	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association to act as trustee under the Indentures.

*	Filed herewith.
**	To be filed by amendment, as an exhibit to a report pursuant to Section 13(a) or 15(d) of the Exchange Act and incorporated herein by reference or in a post-effective amendment to this registration statement.
***	Previously filed as an exhibit to the Registration Statement.